SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 25, 2000
                                                   ----------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On October 25, 2000, the Company issued a press release announcing the settlement of the pending litigation between the Company and all presently pending litigation in the case ZIASUN TECHNOLOGIES, INC. V. FLOYD D. SCHNEIDER, ET AL., United States District Court, Western District of Washington, C99-1025, and JOAKIMIDIS V. CRAGUN, ET AL., Superior Court of California, County of San Diego, Case No. 730826.

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the Company's October 25, 2000 press release.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits

          99.1  Press Release of October 25, 2000.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: October 27, 2000                      /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO

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